SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant [XX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]     Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to " 240.14a-11(c) or "
     240.14a12

               GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.

             (Name of Registrant as Specified In Its Charter)


                   Nancy Le Donne, Christina Sydor

                (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  $125  per  Exchange Act Rules 0-11 (c) (1)(ii), 14a-6 (i)(1),
     or 14a-6(j)(2) or the 1940 Act Rule 20a-1.
[   ]      $500 per each party to the controversy pursuant to
     Exchange Act Rule 14a-6(i)(3).
[   ]      Fee  computed  on table below per Exchange Act  Rules  14a
     6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



4)   Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and state how it was determined.



[   ]      Check  box if any part of the fee is offset as provided  by

     Exchange  Act Rule 0-11(a)(2) and identify the filing  for  which the  offsetting fee was paid previously.  Identify  the  previous filing  by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND
                             INC. 388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS ------------

                            ----------

                        TO BE HELD ON DECEMBER 29, 1995 ----------------

                            ------

To the Stockholders of Greenwich Street California Municipal Fund Inc.:
  The Annual Meeting of Stockholders of Greenwich Street California
Municipal
Fund Inc. (the "Fund") will be held at the Fund's offices at 388
Greenwich Street, New York, New York, 22nd Floor, on December 29, 1995 at 10:00 A.M. (New York Time) for the following purposes:

    1. To elect nine directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

   2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Fund; and

   3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The stock transfer books will not be closed, but in lieu thereof, the Board of Directors has fixed the close of business on November 17, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of
Directors
                                       Christina T. Sydor

Secretary

New York, New York
December 6, 1995

                            ----------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON
OR
BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
DATE,
SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED
FOR
YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED
STATES.

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK
                           10013

                            ---------------------
-

                                PROXY STATEMENT

                            ----------------------

                    FOR THE ANNUAL MEETING OF

                        STOCKHOLDERS TO BE HELD ON

                        DECEMBER 29, 1995

                                 INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the
Board of Directors (the "Board") of the Greenwich Street California
Municipal
Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on December 29, 1995 at 10:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of
Annual Meeting of Stockholders.

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), the
Fund's distributor; Smith Barney Mutual Funds Management Inc. ("SBMFM" or the
"Manager"), the Fund's investment manager; and/or First Data Investor
Services
Group, Inc. ("FDIS"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; FDIS is located at 53 State
Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended August 31, 1995 has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about December 6, 1995. The Fund will provide additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-224-7523.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the stockholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the stockholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the
Fund at the Fund's address indicated above or by voting in person at the Meeting.

The Board knows of no business other than that specifically mentioned in the
Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Board of Directors of the Fund has fixed the close of business on November 17 , 1995 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on November 17 , 1995, the Fund had outstanding 3,658,334 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which
3,585,464 or 98% were held in accounts, but not beneficially owned by, CEDE &
Co., c/o Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the close of business on November 17, 1995, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

  As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

  In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
At the Meeting, nine directors will be elected to serve for varying terms of one, two or three years as indicated below by Classes I, II or III respectively, and until their successors are elected and qualified. The affirmative vote of a plurality of the shares present at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below.

  The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

 Certain information concerning the nominees is set forth below. All of the nominees are currently directors of the Fund and have served in such capacity since the Fund commenced operations, except Ms. Bibliowicz, who became a director in 1995. Any director affiliated with the Manager and considered an
"interested person" as defined in the 1940 Act is indicated by an asterisk(*).

                                                          NUMBER OF
                                                                SHARES
                                                                AND %
                               PRINCIPAL OCCUPATIONS        BENEFICIALLY
                              DURING PAST FIVE YEARS,        OWNED AS OF
           NAME             OTHER DIRECTORSHIPS, AND AGE  NOVEMBER 17,
           1995 ----             ----------------------------  ----------
           -------
       Jessica Bibliowicz*       Executive Vice President of
                               None
  Director since 1995(I)**   Smith Barney; Director of
                             twelve investment companies
                             associated with Smith
                             Barney, President of
                             fortyone investment
                             companies associated with
                             Smith Barney. Prior to
                             January 1994, Director of
                             Sales and Marketing for
                             Prudential Mutual Funds;
                             prior to September 1991,
                             First Vice
                             President, Asset
                             Management Division of
                             Shearson Lehman Brothers
                             Inc.; 36.

                                                            NUMBER OF
SHARES
                                                                  AND %
                                 PRINCIPAL OCCUPATIONS
                                 BENEFICIALLY
                                DURING PAST FIVE YEARS,        OWNED AS
OF
            NAME             OTHER DIRECTORSHIPS, AND AGE   NOVEMBER 17,
1995
            ----             ----------------------------   -------------
--
--
  Joseph H. Fleiss            Retired; Director of ten             None
  Director since 1994(I)**     investment companies
                               associated with Smith
                               Barney. Formerly, Senior Vice
                               President of Citibank, Manager of
                               Citibank's Bond Investment Portfolio
                               and Money Desk, and a Director of
                               Citicorp Securities Co., Inc.; 78.
        Donald R. Foley             Retired; Director of ten
                                None
  Director since 1994(III)**   investment companies
                               associated with Smith
                               Barney. Formerly Vice President of
                               Edwin Bird Wilson, Incorporated
                               (advertising); 73.
         Paul Hardin                 Professor of Law at the
                                None
  Director since 1994(III)**   University of North
                               Carolina at Chapel Hill.
                               Formerly, Chancellor of the
                               University of North Carolina at
                               Chapel Hill; Director of twelve
                               investment companies associated with
                               Smith Barney; Director of The Summit
                               Bancorporation; 64.
       Heath B. McLendon*          Managing Director of Smith
                                None
  Director since 1994(II)**    Barney; Director of forty-
                               two investment companies
                               associated with Smith Barney;
                               Chairman of the Board of Smith Barney
                               Strategy Advisers Inc. and President
                               of SBMFM; prior to July 1993, Senior
                               Executive Vice President of Shearson
                               Lehman Brothers Inc.; Vice Chairman
                               of Shearson Asset Management;
                               Director of PanAgora Asset
                               Management, Inc. and PanAgora Asset
                               Management Limited; 62.
          Francis P. Martin           Practicing physician;
                                None
  Director since 1994(I)**     Director of ten
investment
                               companies associated
                               with Smith Barney.
                               Formerly President of
                               the Nassau Physicians'
                               Fund, Inc.; 71.
          Roderick C. Rasmussen       Investment Counselor;
                                None
  Director since 1994(II)**    Director of ten investment
                               companies associated with
                               Smith Barney. Formerly Vice President
                               of Dresdner and Company Inc.
                               (investment counselors); 69.
        John P. Toolan              Retired; Director of ten
                                None
  Director since 1994(II)**    investment companies
                               associated with Smith
                               Barney. Formerly
                               Director and Chairman of
                               the Smith Barney Trust
                               Company, Director of
                               Smith Barney Inc. and
                               the Manager. Prior to
                               1992, Senior Executive
                               Vice President, Director
                               and Member of the
                               Executive Committee of
                               Smith Barney; 65.

                                                          NUMBER OF
                                SHARES PRINCIPAL OCCUPATIONS        AND %
                               DURING PAST FIVE YEARS,      BENEFICIALLY
                               OTHER DIRECTORSHIPS, AND      OWNED AS OF
            NAME                         AGE              NOVEMBER 17,
1995
            ----               ------------------------   ---------------
--
 C. Richard Youngdahl        Retired; Director of ten           None
  Director since 1994(III)**   investment companies
                               associated with Smith
                               Barney and member of
                               the Board of Directors
                               of D.W. Rich & Company,
                               Inc. Formerly Chairman
                               of the Board of
                               Pensions Lutheran
                               Church in America and
                               Chairman of the Board
                               and Chief Executive
                               Officer of Aubrey G.
                               Lanston & Co. (dealers
                               in U.S. Government
                               Securities) and
                               President of the
                               Association of Primary
                               Dealers in U.S.
                               Government Securities;
                               80.

-----------
(**) Number (I, II, or III) indicates whether director is in Class I, II or III. Class I directors will be elected to serve until the 1996 annual meeting with the position then becoming one for subsequent three year terms. Class II directors will be elected until the 1997 annual meeting
     with the position then becoming one for subsequent three year terms. Class III directors will be elected for three year terms as of the Meeting.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, during fiscal year 1995, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

  Three meetings of the Board of Directors of the Fund were held between September 22, 1994 and August 31, 1995, all of which were regular meetings. No director attended less than 75% of these meetings.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out of-pocket expenses) of $15,000 were paid to such directors by the Fund during the fiscal period beginning on September 22, 1994, the date operations commenced, through August 31, 1995. Fees for independent directors who are directors of a group of funds sponsored by Smith Barney are set at $40,000 per annum plus $100 per portfolio for each Board meeting attended. These fees are allocated among the funds based on the relative net assets of each individual fund or portfolio.
None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by
Smith Barney.

 The following table shows the compensation estimated to be paid by the Fund to each incumbent director during the Fund's current fiscal year (from September 1, 1995 to August 31, 1996).

                              COMPENSATION TABLE

TOTAL
                                       PENSION OR
NUMBER OF
                                       RETIREMENT    COMPENSATION FROM
FUNDS FOR
                        AGGREGATE   BENEFITS ACCRUED   FUND AND FUND
WHICH DIRECTOR
                       COMPENSATION    AS PART OF         COMPLEX
SERVES WITHIN
  NAME OF PERSON         FROM FUND    FUND EXPENSES   PAID TO DIRECTORS
FUND COMPLEX
--------------        ------------ ---------------- ----------------- ---
                                    -
----------
Jessica Bibliowicz*      $     0          $ 0           $        0
12
Joseph H. Fleiss          452.00            0            51,200.00
10
Donald R. Foley           452.00            0            51,200.00
10
Paul Hardin               452.00            0            64,425.00
12
Francis P. Martin         452.00            0            51,200.00
10
Heath B. McLendon*             0            0                    0
42
Roderick C. Rasmussen     452.00            0            51,200.00
10
John P. Toolan            452.00            0            51,200.00
10
C. Richard Youngdahl      452.00            0            51,200.00
10

-----------
* Designates an "interested director".

 The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                         PRINCIPAL
OCCUPATIONS
                    OFFICES AND POSITIONS    PERIOD     DURING PAST FIVE
YEARS
  NAME                 HELD WITH FUND     OFFICES HELD          AND AGE
  ----              --------------------- ------------  -----------------
--
---
 Jessica Bibliowicz President             1995 to date (see table of
directors
                                                       above)
 Lewis E. Daidone   Senior Vice President 1994 to date Managing Director
                                   of
                    and Treasurer                      Smith Barney;
Senior
                                                       Vice President and
                                                       Treasurer of the
other
                                                       investment
                                                       companies
                                                       associated with
Smith
                                                       Barney; Director
                                                       and Senior Vice
President of
                                                       the Manager; 38.
 Joseph P. Deane    Vice President        1994 to date Managing Director
                                   of
                                                       Smith Barney and
                                                       investment officer
of
                                                       other investment
                                                       companies
                                                       associated with
                                                       Smith Barney;
48.
 Christina T. Sydor Secretary             1994 to date Managing Director
                                   of
                                                       Smith Barney;
Secretary
                                                       of the other
investment
                                                       companies
                                                       associated with
                                                       Smith Barney;
                                                       Secretary and
General
                                                       Counsel of the
Manager;
                                                       44.

                                                         PRINCIPAL
OCCUPATIONS
                    OFFICES AND POSITIONS    PERIOD     DURING PAST FIVE
YEARS
  NAME                 HELD WITH FUND     OFFICES HELD          AND AGE
  ----              --------------------- ------------  -----------------
--
---
 Thomas M. Reynolds  Controller and       1994 to date Director of Smith
Barney
                     Assistant Secretary               and Controller and
                                                       Assistant
Secretary of
                                                       certain other
investment
                                                       companies
                                                       associated with
                                                       Smith Barney.
Prior
                                                       to September 1991,
                                                       Assistant
                                                       Treasurer
of
                                                       Aquila Management
                                                       Corporation and
                                                       its associated
investment
                                                       companies; 35.

 The Board of Directors, including all of the independent Board members, recommends that you vote "FOR" the election of nominees to the Board.

                                PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal years ending August 31, 1995 and August 31, 1996 by a majority of the independent directors by a vote cast in person subject to ratification by the stockholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers, or any other investment company sponsored by Smith Barney or its affiliates.

If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

 The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent Board members, recommends that the stockholders vote "FOR" the ratification of the selection of independent auditors.

                      DEADLINE FOR STOCKHOLDER PROPOSALS
Stockholder proposals intended to be presented at the 1996 Annual Meeting of the Stockholders of the Fund must be received by August 15, 1996 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1996 Annual Meeting will be held in late November or early December of 1996.

                                 OTHER MATTERS

 The management knows of no other matters which are to be brought before the
Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                       By Order of the Board of
Directors,

                                       Christina T. Sydor

Secretary

December 6, 1995